Impairment	6 Months Ended
Jun. 30, 2019
Text block [abstract]
Impairment
11.	Impairment

The Company annually tests its assets for impairment on December 31 or when there is an indication that their carrying amount may not be recoverable.

In the first half of 2019, impairment losses were accounted for, in the amount of US$ 20, within other income and expenses, mainly due to:

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On July 25, 2019, Petrobras approved the sale of 10 concessions located in shallow waters in the Campos Basin (Rio de Janeiro). As a result, the Company reassessed the recoverability of the carrying amount of these assets and, based on their fair value less costs to sell, accounted for a reversal of impairment loss in the amount of US$ 494 relating to Badejo, Bicudo, Linguado, Pampo e Trilha fields.

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In the first half of 2019, in addition to the regular investments made in the first refining unit facilities of Comperj, which are part of the infrastructure for transporting and processing natural gas from the pre-salt layer in the Santos Basin, the Company also made investments, in the amount of US$ 208, relating to environmental licensing of this project, as set out in note 27.3. As described in the last business and management plan approved by the Board of Directors, the resumption of this project still depends on new partnerships, thus additional impairment losses were recognized in the first half of 2019, totaling US$ 255, since future cash flows are not expected to return from investments.

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After the Board of Directors approved the sale of the drillship NS-30 (owned by Drill Ship International B.V.—DSI, a subsidiary of PIB BV), in the second quarter of 2019, a US$ 174 impairment loss was recognized on this transaction.

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On June 30, 2019, the Company reviewed the composition of the Parque das Baleias complex, excluding Cachalote and Pirambu fields, which were separately tested for impairment, resulting in a US$ 109 impairment loss.

In the first half of 2018, the Company accounted for a US$ 31 impairment reversal.